Exhibit 10.1

Tengasco, Inc.
10215 Technology Park, Suite 301
Knoxville, TN 37932
(865) 675-1554

SUBSCRIPTION AGREEMENT FOR DRILLING PROGRAM INTEREST

        The undersigned, hereinafter sometimes referred to as the “Subscriber”, does hereby subscribe to participate in the drilling program entitled “Kansas Twelve Well Program” and dated October 3, 2005 (“Drilling Program”).

1.     EXECUTION OF DOCUMENTS. The Subscriber delivers to the Company this Subscription Agreement signed by the Subscriber for the purpose of subscribing to the Drilling Program. The Subscription is effective upon the date of acceptance by the Company.

2.      SUBSCRIPTION. The Subscriber subscribes to the Drilling Program by exchanging the principal of promissory notes that equals that interest in the Drilling Program for which the subscriber desires to exchange. All terms of the drilling program are set out in Tengasco, Inc. Document entitled “Kansas Twelve Well Drilling Program” dated October 3, 2005 are incorporated herein by this reference. Subscriber agrees to release any lien or security interest on any property securing the promissory note(s) so exchanged.

3.      REPRESENTATIONS AND WARRANTIES. By executing this Subscription Agreement, the undersigned further:

    (a)        acknowledges that the undersigned has received and carefully read the following Reports filed by the Company with the Securities and Exchange Commission: (i) Annual Report on Form 10-K for the year ended December 31, 2004; and (ii) Quarterly Report on Form 10-Q for the Quarter ended June 30, 2005 (collectively referred to as the “Reports”). The undersigned also acknowledges that he has carefully read the Risk Factors contained in the Drilling Program, has based his decision to subscribe to the Drilling Program the information contained in the Reports, and this Subscription Agreement and those documents referred to and incorporated into this Subscription Agreement and has not been furnished with any other offering literature or prospectus;

    (b)        represents and warrants that he is entering into the Subscription for his own account as a principal, for investment purposes only and not with a view to, or for, resale or distribution. Further, the undersigned does not have any contract, understanding, agreement or arrangement with any person to sell or transfer to such person or to any third person, with respect to any of the Subscription.

    (c)        represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the Subscription;

    (d)        represents and warrants that he is able to bear the economic risk of losing his entire investment in the Drilling Program or the Subscription and is not relying on the Company with respect to advice as to the economic considerations in this investment;

    (e)        represents and warrants that his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his Subscription will not cause such overall commitment to become excessive;

    (f)        understands that the Drilling Program has not been registered under the Securities Act of l933, as amended (the “Securities Act”) and, as the result thereof, are subject to substantial restrictions, which restrictions are described in the Risk Factors set forth in the Drilling Program;

    (g)        agrees and understands that he will not sell or otherwise transfer any interest in the Drilling Program unless such interests are registered under the Securities Act and any other applicable securities laws or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the interest may be transferred in reliance on an applicable exemption from such registration requirements;

    (h)        understands that no Federal or state agency has approved or disapproved the Drilling Program, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Drilling Program;

    (i)        acknowledges that all material documents, records, and books pertaining to the Drilling Program have on request been made available to him and his advisers;

    (j)        acknowledges that if he is entering into Subscription in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom he is so purchasing;

    (k)        acknowledges that the Company has made available to him or her and his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company or its representatives regarding its proposed business operations and has been given the opportunity for a reasonable time prior to the date hereof to review such additional information necessary to verify the accuracy of the Reports or such other information which was provided to the undersigned in order to evaluate the merits and risks of the Drilling Program to the extent the Company could acquire it without unreasonable effort or expense;

    (l)        ACKNOWLEDGES THAT HE UNDERSTANDS THAT:

THE INFORMATION PROVIDED HEREIN HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF ANY STATE AND NO ATTORNEY GENERAL OF ANY STATE HAS PASSED ON OR ENDORSED THE MERITS OF THE DRILLING PROGRAM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

    (m)        understands that the Subscription is being offered in reliance on specific exemptions from the registration requirements of Federal and State securities law and that the Company, relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to enter into the Subscription;

    (n)        represents, warrants, and agrees that no representative or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained in the written Reports, and in subscribing for the Drilling Program the undersigned is not relying upon any representations other than those contained in such Reports.

    (o)        represents, warrants, and agrees that any information which the undersigned furnishes to the Company with respect to his financial position and business experience is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company;

    (p)        represents and warrants that the undersigned, if an individual, is a citizen of the United States, and is at least 21 years of age, or if a partnership, corporation or trust, the members, shareholders or beneficiaries thereof are all citizens of the Unites States and each is at least 21 years of age. The address set forth below is the undersigned’s correct home address, or if the undersigned is other than an individual, the undersigned’s correct home address, or if the undersigned is other than an individual, the undersigned’s correct principal office and the undersigned has no present intention of changing such address;

    (q)        understands that the Drilling Program is a speculative investment which involves a high degree of risk of loss of the entire investment in the Company;

    (r)        authorizes the Company or its respective designees to call the undersigned’s bank or place of employment or otherwise inquire regarding the undersigned’s financial standing;

    (s)        understands and agrees that the foregoing representations, warranties and agreements shall survive the date of acceptance of this Agreement by the Company and that the information set forth herein regarding the undersigned is true and correct; and

    (t)        acknowledges that he understands the meaning of the representations made by him in this Subscription Agreement, and that the Company may be requesting certain background and financial information from him in order to verify that he is eligible to subscribe for interest in the Drilling Program, and that such information must be true and correct inasmuch as the Company is relying upon the accuracy of such information.

5.     GENERAL INFORMATION ABOUT THE SUBSCRIBER

(a)     Name of Subscriber: __________________________________________

(b)     Address and telephone number of Subscriber:
            __________________________________________

            __________________________________________

(c)	Social Security or Tax ID Number of Subscriber: _____________________________________

(d)	Can Subscriber afford to hold Subscriber’s investment in the Company for an indefinite period of time? (Answer yes or no) Yes _____ No _____

(e)	Can Subscriber afford a loss of its prospective investment in the Company? (Answer yes or no) Yes_____ No _____

(f)	If Subscriber is not an individual:

(1)	Is Subscriber’s principal place of business located, or does Subscriber have substantial amounts of assets, in any other state(s)? If yes, which state(s)?

(2)	In which state(s), if any, does Subscriber file state or local franchise, business or other tax returns?

(3)	In which state(s) is Subscriber authorized to do business?

(4)	Subscriber is (check appropriate type and give the requested information):

        __________ Corporation (jurisdiction and date of incorporation):

         __________Partnership (jurisdiction and date where original Certificate filed or date of Partnership Agreement if filing not required):

        __________ Trust (jurisdiction and date of Trust Agreement):

         __________ Other (Describe):

(5)	Was Subscriber organized for the specific purpose of acquiring the Unit(s)? (Answer yes or no) Yes _____ No _____

(g)     Subscriber is an “accredited investor” because it falls within the applicable category(ies) checked below:

__________ (1) Any employee benefit plan (a “Qualified Plan”) within the meaning of ERISA, if a self-directed plan, with investment decisions made solely by persons that are Accredited investors; or if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million; or

__________ (2) Any bank as defined in section 3(a)(2) of the Act, or any savings or loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5 million; or

__________ (3) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; or

__________ (4) Any organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Subscription, with total assets in excess of $5,000,000; or

__________ (5) Any natural person whose individual net worth, or joint net worth that persons’ spouse, at the time of his purchase exceeds $1,000,000; or

__________ (6) Any natural person who had an income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current Year; or

__________ (7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Restructuring Option(s), whose purchase is directed by a “Sophisticated” person; or

__________(8) Any entity in which all of the equity owners are "Accredited investors."

6.      MISCELLANEOUS. The representations, warranties and agreements contained herein shall survive the delivery and exchange of Promissory Notes. References in this Agreement to “him” or “her” in relationship to the Subscriber shall include any entity if not a natural person.

PROMISSORY NOTE(S) FOR THE VALUE OF THE DRILLING PROGRAM INTERESTEXCHANGE SUBSCRIBED HEREBY ARE TENDERED HEREWITH BY DELIVERY OF ORIGINAL NOTES TOGETHER WITH COPIES OF INSTRUMENTS TRANSFERRING INTERESTS IN SUCH PROMISSORY NOTES TO THE SUBSCRIBER AS HOLDER. UPON TENDER AND ACCEPTANCE BY THE COMPANY ALL SUCH PROMISSORY NOTES SHALL BE DEEMED PAID IN FULL AND NO FURTHER OBLIGATION SHALL BE OWED BY THE COMPANY TO ANY PERSON.

      PROMISSORY NOTES TENDERED FOR SUBSCRIPTION ARE DESCRIBED AS FOLLOWS:

        Promissory Note dated August 22, 2005 in principal amount of $1,814,000 by Tengasco, Inc. and Tengasco Pipeline Corporation as Maker and Dolphin Offshore Partners, LP as Holder, together with documents transferring or assigning rights of Dolphin Offshore Partners, LP to Hoactzin Partners, L. P., a Delaware limited partnership.

        Promissory Note dated August 18, 2005 in principal amount of $700,000 by Tengasco, Inc. and Tengasco Pipeline Corporation as Maker and Dolphin Offshore Partners, LP as Holder, together with documents transferring or assigning rights of Dolphin Offshore Partners, LP to Hoactzin Partners, L. P., a Delaware limited partnership.

SUBSCRIBER: HOACTZIN PARTNERS, L.P. s/ Peter E. Salas BY: DOLPHIN ADVISORS, LLC ITS GENERAL PARTNER BY: DOLPHIN MANAGEMENT INC. ITS MANAGING MEMBER BY: PETER E. SALAS ITS PRESIDENT DATE: October 5, 2005	ACCEPTED: TENGASCO, INC. BY:s/Jeffrey R. Bailey JEFFREY R. BAILEY, PRESIDENT Date: October 5, 2005